UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                         -------------------------------

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


           SEPTEMBER 14, 1998                         0-14871
-----------------------------------------   ------------------------------
       (DATE OF EARLIEST REPORT)               (COMMISSION FILE NUMBER)


                             ML MEDIA PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              NEW YORK                               13-3221085
-----------------------------------------   ------------------------------
    (STATE OR OTHER JURISDICTION                  (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)            IDENTIFICATION NUMBER)




       WORLD FINANCIAL CENTER, SOUTH TOWER, NEW YORK, NEW YORK 10080-6108
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                (212) 236-6577
           ---------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                NOT APPLICABLE
           ---------------------------------------------------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED LAST REPORT.)

ITEM 5. OTHER EVENTS
------  ------------

               On September 14, 1998, Registrant entered into an Asset Purchase Agreement (the "Agreement") with Citicasters Co., a subsidiary of Jacor Communications, Inc. ("Citicasters"), pursuant to which Registrant agreed to sell substantially all of the assets used in the operations of radio stations KEZY-FM and KORG (AM), Anaheim, California (other than cash and accounts receivable) to Citicasters for $30,100,000, subject to a proration of items of income and expense as of the closing. The closing is subject to various conditions, including FCC approval and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Under the terms of the Agreement, at closing an escrow account will be established from which Citicasters may make indemnification claims for a period of one year after the closing.

                                  SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ML MEDIA PARTNERS, L.P.

                                    By:  Media Management Partners,
                                           General Partner

                                    By:  RP Media Management,
                                           General Partner

                                    By:  IMP Media Management,
                                           Inc.


Dated:  September 17, 1998          By:   /s/ Elizabeth McNey Yates
                                          -------------------------
                                           Elizabeth McNey Yates
                                           Vice President